Exhibit 10.28

MASTER SERVICES AGREEMENT*

This Master Services Agreement ("Master Agreement") is made and entered into as of this _____ day of __________ 2010 ("Effective Date") between: Chartis International LLC, an entity formed under the laws of the state of Delaware, ("Chartis International"), and such insurance company Affiliates of Chartis as may agree to be bound by this Agreement by executing a Local Agreement (each a "Local ICA") (collectively "Chartis") and MMR Information Systems, Inc., an entity formed under the laws of Delaware ("MMR"). (Each of Chartis International, the Local ICAs, and MMR is also referred to herein as "Party"; collectively, as "Parties.")

RECITALS

A. Chartis International's Local ICA Affiliates provide insurance services around the world, including, but not limited to, personal accident, health and travel insurance for individuals and businesses ("Insurance Products," as defined in Article 1). Chartis and the Local ICAs wish to arrange for certain Customers (as defined in Article 1) who purchase various Insurance Products from Local ICAs to have access to electronic storage of their medical and other personal records ("Personal Records, "as defined in Article 1).

B. MMR specializes in the development, customization and management of an integrated communications platform for the storage of Personal Records through MyMedicalRecords.com and MyEsafedepositbox.com accounts ("MMR Accounts," as defined in Article 1).

C. The Parties wish to enter into an agreement whereby MMR shall provide Local ICA Customers with access to fully provisioned MMR Accounts and related Services (as defined in Article 1), as set forth herein.

D. The Parties intend this Master Agreement to establish the MMR Account features and Services available to Local ICAs, as well as the applicable pricing structure. For each Local ICA wishing to provide its Customers with access to MMR Accounts and related Services, the Local ICA and MMR shall execute a Local Agreement, subject to the terms and conditions of this Master Agreement.

  Defined Terms

  1.1   "Affiliate" means when used with reference to a specific entity, any other entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the specified entity; provided that, for the purpose of this definition, "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity or the ability to elect a majority of board members or members of an equivalent management body of an entity, whether through the ownership of voting securities, by contract or otherwise.

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* [***]: Certain confidential information contained in this document marked with [***] has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

  1.2   "Customers" means the policyholders and beneficiaries entitled to access MMR Accounts under insurance polices issued by Local ICAs who have established MMR Accounts. When a policy provides for MMR Account access to more than one person, "Customer" refers to each such covered person individually.

  1.3   "Chartis Marks" means the trademarks, services marks and/or trade names belonging to Chartis and provided to MMR under this Agreement for use in connection with the Services. Local ICAs may attach trademark guidelines to Local Agreements.

  1.4   "Exclusivity Right" is a territorial exclusivity right granted by MMR to the Local ICAs, as fully defined in Article 4, Exclusivity Right.

  1.5   "Initial Term," means with respect to this Master Agreement, the period during which this Master Agreement is in effect, as specified in Article 3.1.

  1.6   "Insurance Products" means insurance policies issued by Local ICAs for individuals and businesses, including, but not limited to, personal accident, health and travel insurance policies.

  1.7   "Local Agreement" means an agreement entered into by MMR and a Local ICA, substantially in the form of the sample Local Agreement (Attachment A), with the purpose, inter alia, of said Local ICA becoming a Party to this Agreement and being bound by its terms and conditions.

  1.8   "Local Effective Date" means the date on which a Local Agreement is effective as chosen by a Local ICA.

  1.9   "Local ICA" means a local insurance company affiliate of Chartis International that has executed a Local Agreement with MMR, except in Article 4, Exclusivity Right, in which "Local ICA" refers to all Affiliates of Chartis regardless of whether such Affiliates have executed Local Agreements.

  1.10   "Local Initial Term" means, with respect to a Local Agreement, the period commencing on the Local Effective Date and ending three (3) years after the Local ICA sells its first Insurance Product that includes MMR Account access.

  1.11   "Master Agreement" means this agreement and any and all attachments and addenda attached hereto, including any Local Agreements, in accordance with the terms and conditions specified herein.

  1.12   "MMR Account" means a MyMedicalRecords.com or MyEsafedepositbox.com account established and maintained by MMR on its worldwide communications platform pursuant to this Master Agreement for the storage, transmission and maintenance of Personal Records. All MMR Accounts shall have the features set forth in Article 5.

  1.13   "Personal Records" means Customer personal records, which may include, but are not limited to: (a) medical records such as lab reports and test results, patient charts and notes, vaccination and immunization records and prescriptions; and (b) other documents such as insurance policies, passport, bank statements, deeds of trust, birth and marriage certificates, living wills, powers of attorney, photos of family and property and other emergency travel documents.

  1.14   "Policy" means, for purposes of pricing pursuant to Article 6, each Insurance Product pursuant to which Customers are entitled to access MMR Accounts, regardless of whether Customers actually have established MMR Accounts.

  1.15   "Region" means a group of countries or jurisdictions (in which Local ICAs are located) that share a common primary language.

  1.16   "Renewal Term," means [***] renewal period, as defined in Article 3.2.

  1.17   "Run-Off Period," fully defined in Article 3.12, means a [***] following a Termination Date during which MMR continues to offer and maintain MMR Accounts and provide Services.

  1.18   "Services" means the services MMR shall provide to Local ICAs as set forth in Article 5.

  1.19   "Termination Date" means that date on which this Master Agreement or Local agreement is terminated in accordance with Article 3 and/or a Local Agreement.

  1.20   "Updates" means any modifications, error corrections, bug fixes, new releases, or other updates of or to the Licensed Software that may be provided or otherwise made generally available by MMR from time to time to any of its customers.

  THE PARTIES AGREE AS FOLLOWS:

  General Covenants

  2.1   Chartis International may present this Master Agreement and information about the availability of MMR Accounts and Services to its various regional and country managers.

  2.2   If a Local ICA, in its sole discretion, wishes to offer MMR Accounts and Services as part of its Insurance Products, such Local ICA and MMR shall enter into a Local Agreement for the provision of such MMR Accounts and Services.

  2.3   MMR shall make available to each such Local ICA access to MMR Accounts and Services as set forth herein.

  2.4   All of the terms and conditions of this Master Agreement [***] shall be applicable to and incorporated into any Local Agreement between MMR and a Local ICA. The Parties anticipate that each such Local Agreement may contain additional provisions, to be agreed upon by the Parties, to address local business needs and legal/regulatory requirements.

  Term and Termination

  3.1   This Master Agreement will take effect on the Effective Date [***]

  3.2   Upon the completion of the Initial Term, this Master Agreement will automatically renew for successive [***] periods (each such [***] period being a "Renewal Term") unless either Party provides written notice to the other Party of the non- renewing Party's intent not to renew this Master Agreement [***].

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  3.3   Any notice of termination shall specify the date of termination ("Termination Date").

  3.4   Each Local Agreement shall take effect on the effective date specified therein, as chosen by the relevant Local ICA ("Local Effective Date").

  3.5   Unless otherwise specified in a Local Agreement, each Local Agreement shall include the same term and termination provisions as set forth in Articles 3.2, 3.3 and 3.4 [***]. A Local Initial Term is to be followed by [***] Renewal Terms unless and until a Party provides written notice to the other Party of the non-renewing Party's intent not to renew this Agreement [***] prior to the date of the expiration of the Initial Term or any such Renewal Term.

  3.6   This Master Agreement may be terminated by either Party by providing the other Party with [***] written notice, in the event of any of the following:

  3.6.1   failure to perform any material obligation (other than the nonpayment or late payment by Chartis of fees owed to MMR hereunder) under this Agreement, if such failure is not cured by the defaulting Party [***], as set forth in additional detail in Article 3.7; or

  3.6.2   to the extent permitted by law, if a Party seeks insolvency relief of any type, or obtains insolvency relief of any type, including but not limited to an order or judgment by a court of competent jurisdiction adjudicating the Party bankrupt or insolvent

  3.6.3   the failure of either Party to maintain any license, certification or accreditation required to conduct business or perform activities under this Agreement; or

  3.6.4   subject to Article 14, if there is a change of substantial ownership or control of either Party.

  3.7   If either Party materially breaches the provisions of this Master Agreement, the other Party may terminate this Master Agreement. The Party claiming a material breach shall provide the other Party written notice of its intention to terminate this Agreement ("Termination Notice") and, in the Termination Notice, shall specify with reasonable particularity the nature, facts, and extent of the material breach complained of. The breaching Party shall have [***] to cure or if completion of a cure is not possible [***], to reasonably commence curing the breach. If the breaching Party fails to cure or reasonably commence curing the breach [***] and such failure to cure or commence curing the breach is due to the breaching Party's acts or omissions, then the effective date of termination of this Master Agreement will be [***] after the date of receipt of the initial notice of termination.

  3.8   All obligations of the Parties under this Master Agreement shall terminate on the Termination Date of this Master Agreement, except for the obligations specified in or created by Articles 3.11, 5, 7, 8, 9, 11, 12, 13 and those obligations specified in a Local Agreement to continue subsequent to the Termination Date of this Master Agreement. Subject to Article 3.12, Termination of a Local Agreement will not terminate any other Local Agreement or this Master Agreement.

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  3.9   This Master Agreement may be terminated by either Party in the event of a change in the applicable law or regulation of any country, state or local government, or amendment of statutes, rules or regulations or by virtue of an administrative or judicial order or decision if such change significantly impacts or frustrates the purpose of this Master Agreement. If any state of the United States or other jurisdiction penalizes a Party for administering this Master Agreement, the Party affected may, upon written notice to the other Party, discontinue the Master Agreement's application in such state or jurisdiction, or amend its services to comply with such ruling. This Master Agreement will continue to remain in effect, in whole or in part, if appropriate in any other states or jurisdictions.

  3.10   Notwithstanding the termination of this Master Agreement, all of the applicable terms and conditions herein shall remain effective with respect to any Local Agreement that is still in effect at the Master Agreement Termination Date, and shall continue to be in effect with respect to such Local Agreement until its Termination Date or until the end of any Run-Off Period in accordance with Article 3.11 below.

  3.11   Notwithstanding the above, in order to ensure continuity of coverage to each Local ICA's Customers when this Master Agreement or a Local Agreement is terminated, unless the Parties otherwise agree, MMR shall continue offering and managing MMR Accounts and providing Services to the relevant Local ICA(s) until the expiration of all existing insurance polices issued prior to the date of Termination under which Customers have established or are entitled to establish MMR Accounts ("Run-Off Period"). [***].

  3.12   In the event that all Local Agreements are terminated, this Master Agreement also will be deemed terminated as of the Termination Date of the last Local Agreement in effect, and, in the absence of a written termination notice with respect to the Master Agreement, the notice of termination issued by such Local ICA shall be deemed effective and sufficient with respect to the Master Agreement.

  Limited Exclusivity

  4.1   For purposes of this Article 4, "Local ICA" shall mean any insurance company Affiliate of Chartis and is not limited to Affiliates that have executed a Local Agreement.

  4.2   In countries in which MMR, prior to the execution of this Agreement is not engaged in advanced negotiations with any other insurance company for the provision of MMR Accounts, MMR hereby grants the Local ICA the right of exclusivity ("Exclusivity Right"). [***].

  4.3   The Exclusivity Right in each country shall be valid [***].

  4.4   Notwithstanding the foregoing, MMR may at any time request from a Local ICA a waiver of the Exclusivity Right to enable MMR to market MMR Accounts and Services to other entities in that country which issue or distribute insurance products, which waiver shall not be unreasonably withheld. The relevant Local ICA shall respond to any such waiver request [***].

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  4.5   If a Local ICA waives the Exclusivity Right or fails to respond to a waiver request [***], MMR may enter into agreements with other insurance companies for the provision of MMR Accounts and Services, provided that MMR shall not confer in any such agreement any exclusivity rights on the other party to the agreement. In any event, a Local ICA that waives the Exclusivity Right or fails to respond to a waiver request [***] may at any later date choose to offer Customers MMR Accounts on a non-exclusive basis for that Local ICA.

  4.6   MMR may refuse to offer MMR Accounts and Services to Local ICAs if it reasonably believes it would be not be economically worthwhile to do so based on the pricing in this Master Agreement. [***].

  MMR Accounts and Services

  MMR shall provide interactive MMR Accounts and related Services as set forth below:

  5.1   MMR Accounts Generally. MMR shall host Customer MMR Accounts on MMR's worldwide integrated communications platform(s), which provides Customers with the ability to securely upload, fax and/or voice-record Personal Records directly into their MMR Accounts for storage and retrieval.

  5.2   Region Landing Pages. MMR shall establish an MMR Account landing page for each Region in its applicable language. [***]. MMR shall link Customer registrations to the appropriate Region landing page.

  5.3   Additional Country Landing Pages. MMR shall establish an additional, separate landing page for a country within a Region if a Local ICA advises that it is necessary for local legal or regulatory reasons. [***].

  5.4   Local ICA Approval. All Region or country landing pages are subject to business and legal/compliance approval by each relevant Local ICA. In order to secure such approval, MMR may be required to demonstrate compliance with local legal and regulatory requirements and to execute related documents. In no event shall a landing page and MMR Account access be launched for a Region or country until each Local ICA confirms in writing its counsel's approval.

  5.5   Specific MMR Account Features. MMR Account shall include the following features:

  5.5.1   [***]

  5.5.2   Medical Records Storage - MMR Accounts shall provide transmission capability and storage/maintenance for personal health history information and medical records, including but not limited to, lab reports and test results, patient charts and notes, vaccination and immunization records and prescriptions, x-rays and other medical images.

  5.5.3   [***]

  5.5.4   Retrieval and Transmission - [***] Customers shall have the ability to print, email or fax documents out of their MMR Accounts. Faxes will be sent directly from the MMR Account; documents in an MMR Account to be emailed must be opened and sent from a Customer's email (e.g. Outlook).

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  5.5.5   [***]

  5.5.6   Emergency Login - A separate emergency portal shall allow doctors and other medical personnel read-only access to potentially life-saving information in Customer-selected portions of an MMR Account in the event of a medical emergency or natural disaster.

  5.5.7   Customized File Folders - For easier document management and retrieval, MMR shall provide Customers with [***] file folders in their MMR Accounts, [***].

  5.5.8   Secondary Passwords on Selected File Folders - Customers shall be able to assign a secondary password [***] to create an extra level of privacy and security for select information, such as data stored in the MyEsafedepositbox.

  5.5.9   Multiple Notification Channels - MMR Accounts shall allow Customers to receive notifications, including alerts for voice messages from medical professionals, records faxed into the system and reminders for doctor appointments and prescription refills [***]. Customers also may be reached by email to their PDAs and text-enabled cell phones in addition to their desktop or laptop computer.

  5.5.10   Drug Reference and Drug Interaction Tool - MMR shall provide Customers with access to Region-specific databases with information on prescription drugs, over-the-counter medications and nutritional supplements in each Region in which such databases are available. [***]

  5.5.11   Personal Prescription Database - MMR shall provide Customers with the ability to create a listing of all their prescriptions and over-the-counter medications. Each time a Customer enters a new prescription, the Customer may use the drug interaction tool to automatically check for any possible adverse interactions between prescribed medications.

  5.5,12   Calendaring System with Prescription Reminders - MMR Accounts shall include a calendar feature for scheduling and generating reminders about upcoming doctor and other health or non-health related events. Customers shall be able to enter their prescriptions, pharmacies and refill dates into their MMR Accounts. Reminders appear when a Customers logs into an MMR Account and can also be set up as alerts (as described above). Appointments and reminders can be imported into Microsoft Outlook.

  5.5.13   Search Feature - MMR Accounts shall include a search feature enabling Customers to perform free-form searches easily throughout the site using words and key phrases. In addition, Customers shall be able to attach their own notes, separate and distinct from the medical records that have been faxed or uploaded into the system, which makes it easy to document conversations with doctors or other medical providers.

  5.5.14   New Features - MMR shall [***] make new MMR Account features available to Customers. MMR may develop and release new functionality representing substantial improvements to and/or optional new modules ("New Capabilities") to MMR Accounts from time to time, and shall notify the Local ICAs of the availability of such New Capabilities and any additional license fees and charges, if any, associated with them for the Local ICAs' consideration.

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  5.5.15   Downloading of records on expiration of Customer's insurance policy - [***] MMR shall send the Customer an email notification informing the Customer that their use of the MMR Account will terminate upon the expiration of their insurance policy. The email will give the Customer the option to convert to an individual subscription or to download any records they need [***].

  5.5.16   Request to Disable an MMR Account - A Customer may at any time contact MMR and request that their MMR Account be disabled, in which case, unless otherwise agreed in a Local Agreement, the MMR Account will be closed, the Customer will no longer have access to their records and the DID number associated with their MMR Account.

  5.5.17   Services levels shall be established by each Local ICA, and a Service Schedule shall be attached to each Local Agreement.

  5.6   Branding

  5.6.1   MMR shall provide a URL for the website hosting Customer MMR Accounts. Landing pages will be MMR-branded with an acknowledgment that they are provided for Chartis Customers. The Parties agree to cooperate with respect to "look and feel" issues.

  5.6.2   MMR shall create a "branded" user guide and provide Chartis with the ability to print branded stickers.

  5.6.3   Chartis shall provide all graphic elements needed for such branding.

  5.7   Services

  5.7   MMR [***] shall provide multilingual, international Customer service resources to handle all Customer inquiries relating to MMR Accounts. MMR shall establish or contract call centers to support each Region and also shall have personnel to answer Customer inquiries via e-mail. Customers shall be able to access such call centers by dialing regional local numbers in their home countries at no cost or at the lowest possible local call cost to the Customer.

  Fees and Terms of Payment

  6.1   [***]

  6.2   Each Local ICA shall provide MMR with a report detailing the number of policies sold [***].

  6.3   Each new Local ICA executing a Local Agreement shall pay a deposit [***].

  6.4   [***]

  6.5   [***]

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  License

  Each Party represents, covenants and warrants that:

  7.1   The Party and all personnel associated with the Party have obtained any licenses, certifications or permits required by law for the Party and all such staff to perform its obligations under this Master Agreement and all Local Agreements.

  7.2   All such licenses, certifications or permits are currently in effect and will be renewed, updated and maintained as required by law throughout the term of this Master Agreement, and that all of the Party's staff are in good standing with all applicable licensing and regulatory authorities. Each Party shall notify the other Party if any of its or its staff's legally required licenses, certiifcations or permits are suspended or revoked.

  Protection of Customer Information

  8.1   MMR shall participate and fully cooperate in Chartis' vendor data security audit process. No Local Agreements shall be executed until Chartis confirms MMR has satisfactorily completed that process. MMR agrees and warrants that it shall comply with the requirements set forth in the Security Schedule attached hereto as Attachment B (Security Schedule). To the extent that the language set forth in the Security Schedule conflicts with the language set forth in this Article 8, the language in the Security Schedule shall govern.

  8.2   Each MMR Account shall be secured by a unique identification and password combination.

  8.3   MMR shall ensure that data is stored and accessed in a secure format and that access is protected using firewalls which permit or deny connections based on packet filtering, application proxying and pre-existing sessions.

  8.4   MMR shall tightly control access to data center areas, requiring individuals to be authenticated with Smart Card access.

  8.5   MMR shall maintain synchronized redundancy across all levels of its telephony and web infrastructure in order to ensure that there is no single point of failure. Customer data shall be stored in one production Tier IV data center, with a back-up data center [***] to ensure that if the production center becomes inoperative, MMR Accounts will be accessible through the back-up data center with no interruption in service. MMR shall also maintain protection against data loss and corruption through power back-up systems.

  8.6   Customers shall have sole control over the information placed and stored in their MMR Accounts and sole control over access to such information. Subject to the provisions of Attachment B, Security Schedule, MMR represents that MMR employees shall not have access to any information placed into the system by Customers, other than such data necessary to validate Customer identity for the purpose of responding to Customer password requests.

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  8.7   MMR agrees to comply with all applicable privacy laws and regulations in each Local ICA's jurisdiction and to execute any required statements or agreements regarding the protection of Customer data.

  Indemnification

  9.1   MMR shall indemnify and hold harmless Chartis, its affiliates and their respective directors, officers, employees and agents from and against any and all damages, liabilities, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including without limitation fees and expenses of attorneys) arising out of or relating to MMR Accounts and the Services, including but not limited to, any all such claims or losses arising out of or relating to the breach by MMR of any representations or warranties and the violation by MMR of any applicable local law or regulation with respect to MMR's performance hereunder

  9.2   MMR acknowledges that Chartis is not responsible for the maintenance of MMR Accounts or other MMR Services, and that MMR retains complete control over its platform and the provision of MMR Accounts and Services and shall be solely responsible for all acts and decisions in connection therewith.

  9.3   Furthermore, each Party (the "Indemnitor") agrees to indemnify the other Party (the "Indemnitee") from and against, and shall provide a defense with respect to, (a) any claim asserted against the Indemnitee by a third party in which it is alleged that the Indemnitor's intellectual property infringes upon the rights of any third parties with respect to any copyright, patent, or trade secret, or (b) any negligent act or omission or willful misconduct by the Indemnitor, its Representatives, or any Subcontractor engaged by Indemnitor in the performance of any obligations under this Agreement, or (c) any breach in a representation, covenant, or obligation of the Indemnitor contained in this Agreement; provided that (a) the Indemnitor is immediately notified of any such claim; (b) the Indemnitor has full discretion and control of the defense or settlement of any such claim provided that Indemnitor shall not have any right to stipulate or consent to the entry of an award or judgment against the Indemnitee without the Indemnitee's express written consent, which shall be in the Indemnitee's sole and absolute discretion; and (c) the Indemnitee provides full and complete cooperation in the defense and settlement of any such claim.

  9.4   The obligations set forth in this Article shall survive the termination of this Master Agreement.

  Insurance

  MMR shall maintain a cyberliability liability policy [***]. Chartis and the Local ICAs will be added to such cyberliability policy as additional named insureds.

  Independent Contractor Relationship

  Neither this Master Agreement nor any Local Agreement hereunder is intended to create, nor shall it be construed to create, any relationship between Chartis and MMR other than that of independent persons or entities contracting for the purpose of effecting provisions of this Agreement. Neither Party nor any of their representatives shall be construed to be the agent, employer, employee or representative of the other.

  Books and Records

  12.1   The Parties agree to cooperate with each other to exchange information necessary to implement this Agreement.

  12.2   Each Party shall maintain books and records[***].

  12.3   The obligations set forth in this Article shall survive the termination of this Agreement.

  Confidentiality

  13.1   Each Party ("Disclosing Party") may, in the course of the relationship established by this Agreement, disclose to the other party ("Receiving Party") in confidence non-public information, including, but not limited to, Personally Identifiable Information (as defined below) or information about benefit determination or care coordination procedures, credentialing criteria, patient treatments, methods, systems, practices, business plans, trade secrets, discounts or other proprietary information ("Confidential Information"). Each Receiving Party acknowledges that the Disclosing Party shall at all times be and remain the owner of all such Confidential Information, and that the Receiving Party shall use its best efforts, consistent with the manner in which it protects its own Confidential Information, to preserve the confidentiality of any such Confidential Information which such party knows or reasonably should know that the Disclosing Party deems to be Confidential Information. The Receiving Party shall not use for its own benefit, or disclose to any third parties, any Confidential Information without the Disclosing Party's written consent. "Personally Identifiable Information" shall mean (a) any information from which an individual can be identified; (b) any information concerning an individual that would be considered "nonpublic personal information" within the meaning of Title V of the Gramm-Leach Bliley Act of 1999 (Public Law 106-102, 113 Stat. 1338) and its implementing regulations, as the same may be amended from time to time; (c) any information regarding Local ICA Customers received by MMR in connection with the performance of its obligations under the Agreement, including, but not limited to, (i) an individual's name, address, e-mail address, IP address, telephone number and/or social security number, (ii) the fact that an individual has a relationship with Chartis and/or its parent, affiliated or subsidiary companies, (iii) an individual's account information; (iv) any information regarding an individual's medical history or treatment; and (v) any other information of or relating to an individual that is protected from disclosure by applicable Privacy Laws. For purposes of this Master Agreement, "Privacy Laws" shall mean any national, federal, state or local laws, rules or regulations of any jurisdiction relating to the personal information or collection, use, storage, disclosure or transfer of personal information, including the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations, UK Data Protection Act 1998, Directive 95/46/EC of the European Parliament and any legislation and/or regulation implementing same, the Japanese Law Concerning the Protection of Personal Information and the applicable implementing Ministry Guidelines and any legislation and/or regulation implementing them, the Hong Kong Personal Data (Privacy) Ordinance, the Canadian Personal Information Protection and Electronic Documents Act, and the Argentinean Personal Data Protection Regulation, as each may be amended from time to time.

  13.2   Each Party hereby agrees that the other Party's Confidential Information will be used solely for the purpose of performing its obligations under this Agreement. Each Receiving Party may disclose Confidential Information only to its directors, officers, employees, agents or advisors (collectively, "Representatives") who need to know such information for the purpose of performing the Receiving Party's obligations under this Agreement. The Receiving Party shall inform its Representatives of the confidential nature of such information and direct such Representatives to treat such information confidentially. Confidential Information may not be copied, duplicated or otherwise reproduced, in whole or in part, without the prior written consent of the Disclosing Party, except for such copies as the Receiving Party may require pursuant to this Agreement, for internal purposes, on a need-to-know basis.

  13.3   In the event that a Receiving Party becomes legally compelled to disclose any of the Confidential Information of a Disclosing Party or to take any other action prohibited by this Agreement, the Receiving Party so legally compelled will provide prompt written notice to the Disclosing Party for the purpose of enabling the Disclosing Party to seek a protective order or other appropriate remedy, or to waive compliance with the confidentiality provisions of this Agreement. In the event that the Disclosing Party does not obtain such protective order or other remedy prior to the time of the required disclosure of the Confidential Information, [***] the Receiving Party so legally compelled will furnish only that portion of the Confidential Information or take only such action which is, in the opinion of such Receiving Party's counsel, legally required, and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to any Confidential Information so furnished.

  13.4   Except with respect to Personally Identifiable Information, Confidential Information shall not include information which: (i) is public knowledge at the time of disclosure; (ii) is received from a third-party without restriction or an obligation to maintain confidentiality; or (iii) is approved for release by written authorization of the Disclosing Party.

  13.5   The Parties acknowledge that the Privacy Laws govern disclosures of personal information. MMR acknowledges that pursuant to the Privacy Laws, Chartis is required to obtain certain undertakings from MMR with regard to the collection, use, storage, disclosure, transfer and protection of Personally Identifiable Information. Chartis shall be under no obligation to take any action that, within Chartis's judgment, would constitute a violation of the Privacy Laws or its internal privacy policies.

  [***]

  Notwithstanding any other provision of this Agreement, MMR covenants that, with respect to any Personally Identifiable Information, MMR shall: (a) comply with all applicable laws, regulations and best practices regarding data security and privacy in performing the Services and its other obligations hereunder; (b) inform itself regarding, and comply with, Chartis's privacy policies and all applicable privacy laws, including the Privacy Laws; (c) keep all Personally Identifiable Information strictly confidential, and not disclose any Personally Identifiable Information to third parties other than a regulatory authority having jurisdiction over the receiving party or use any Personally Identifiable Information except to the extent necessary to perform the Services and in accordance with Chartis's privacy policies and all applicable privacy laws, including the Privacy Laws; (d) not use Personally Identifiable Information for any purpose other than to perform Services under this Agreement; (e) not disclose any Personally Identifiable Information to any other entity (including MMR's third party service providers), other than a regulatory authority having jurisdiction over the receiving party, without the prior written consent of Chartis and an agreement in writing from such other entity to use or disclose such Personally Identifiable Information only to the extent necessary to

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  carry out MMR's obligations under this Agreement and for no other purposes; (f) maintain (and require entities approved in accordance with foregoing subsection (e) to maintain) adequate administrative, technical, and physical safeguards to ensure the security and confidentiality of Personally Identifiable Information, protect against any anticipated threats or hazards to the security or integrity of Personally Identifiable Information, and protect against unauthorized access to or use of or disclosure of Personally Identifiable Information; (g) not make any changes to its security measures that would increase the risk of an unauthorized access to, use of or disclosure of Personally Identifiable Information; (h) notify Chartis immediately in writing when MMR becomes aware of any material breach of its security safeguards or has reason to believe that Personally Identifiable Information may have been subject to unauthorized disclosure, access, or use ("Security Incident"), which notification shall include the following information: (1) the nature of the unauthorized disclosure or use; (2) the Personally Identifiable Information accessed, disclosed or used; (3) the identity of the person(s) or entity(ies) who received the unauthorized disclosure or made the unauthorized access or use; (4) what corrective action MMR took or will take to prevent further unauthorized disclosures or uses; (5) what MMR did or will do to mitigate any deleterious effect of such unauthorized disclosure or use; and (6) such other information as Chartis may reasonably request; and (i) take all reasonable and appropriate steps to protect Personally Identifiable Information in the event of a failure of MMR's security safeguards or unauthorized access to Personally Identifiable Information from or through MMR; (j) if requested [***] provide notice to affected individuals and regulatory authorities, and indemnify Chartis for all costs associates with responding to a Security Incident (including, but not limited to, setting up a call center, providing credit monitoring).

  MMR shall execute all documents specified by Chartis, including the version selected by Chartis of the standard contractual clauses for the transfer of personal data from the European Community to third countries for transfer from Data Controllers to Data Controllers or Data Processors, as applicable, in the form as published by the European Commission from time to time, without any modification (available at http://ec.europa.eu/justice_home/fsj/privacy/modelcontracts/index_en.htm), or a delegation agreement as provided under the Japanese Personal Information Law, and any other equivalent data transfer agreement developed by Chartis for transfers of personal data from any other country to MMR or any MMR agent and from MMR or any MMR agent to Chartis or Local ICAs.

  13.6   This Agreement shall not be construed to grant either Party any license or similar right to Confidential Information disclosed or delivered to it by the other Party. Each Party agrees that its receipt and handling of any Confidential Information from the other Party shall not grant to it any copyright, intellectual property or trademark rights with regard to such Confidential Information. Neither Party may use the other's name, trademarks, service marks or other intellectual property without the written permission of the other, except that Chartis may include descriptive information relating to MMR in its standard marketing materials.

  13.7   This Article 13 (Confidentiality) shall survive termination of this Agreement. MMR acknowledges that it will be required to enter into additional confidentiality obligations in the Local Agreements.

  13.8   Any breach of this Article 13 (Confidentiality) shall be deemed a material breach of this Agreement.

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  Assignment and Delegation of Duties

  MMR may not assign duties, rights or interests under this Agreement to a competitor of Chartis or its Affiliates or an entity with interests that compete with the interests of Chartis or its Affiliates without the prior written consent of Chartis, which approval will not be unreasonably withheld. Subject to the preceding sentence, either Party may assign its rights and/or delegate any and all of its duties without the other Party's consent to an Affiliate and/or in connection with a merger or sale.

  Notices

  All notices, requests, consents, demands and communications provided for by this Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first-class mail, postage fully prepaid, (c) sent by internationally recognized courier, or (d) sent by facsimile, and confirmed by letter, addressed to the address of the Parties or to such changed address or telefax number as the Parties may have advised in a written notice as provided in this Article.

  As to Chartis:                       Lenny Bellafiore
                                                  Executive Vice President & Chief Operating Officer
                                                  Chartis International Accident & Health
                                                  175 Water Street, 25th Floor
                                                  New York, NY 10038

  As to MMR:                           Robert H. Lorsch, CEO
                                                  MMR Information Systems, Inc.
                                                  2934½ Beverly Glen Circle, #702
                                                  Los Angeles, CA 90077
                                                  With copies:
                                                  Robert H. Lorsch / rhlorsch@mmrmail.com
                                                  Naj Allana / nallana@mmrmail.com
                                                  A.J. Durtschi / aj@mmrmail.com

  As to any Local ICA - As specified in the relevant Local Agreement.

  Fore Majeure/Limitation of Liability

  No Party shall have any liability for any delay or failure to perform its obligations (except payment obligations) hereunder to the extent such delay or failure is the result of any act or event that is beyond such Party's reasonable control ("Force Majeure Event"). Force Majeure Events include, but are not limited to, acts of God, war, lightning, fire, storm, flood, earthquake, terrorist acts, blockade, revolution, riot, insurrection, civil commotion, public demonstration, strikes or industrial disturbances, sabotage and act of vandalism, interruption or degradation of any third party communications system or the Internet, or any action of a governmental entity and similar events. If a Party experiences a Force Majeure Event, it shall promptly provide written notice thereof to the other Parties and shall use all reasonable efforts to remove, avoid or mitigate the consequences of such Force Majeure Event.

  EXCEPT WITH RESPECT TO A PARTY'S INDEMNIFICATION OBLIGATIONS, A PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, A PARTY'S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 13 AND/OR A BREACH BY MMR OF ITS OBLIGATIONS SET FORTH ON THE SECURITY SCHEDULE ATTACHED HERETO AS ATTACHMENT B (SECURITY SCHEDULE): (A) IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, WHETHER OR NOT THE POSSIBILITY OF SUCH DAMAGES HAS BEEN DISCLOSED TO SUCH PARTY IN ADVANCE OR COULD HAVE BEEN REASONABLY FORESEEN BY SUCH PARTY.

  Miscellaneous

  17.1   This Agreement may only be amended by a writing signed by the Parties.

  17.2   This Agreement contains all the terms and conditions agreed by the Parties, and supersedes all other agreements, express or implied, regarding the subject matter.

  17.3   This Agreement shall be governed in all respects with the laws of the State of New York, U.S.A., without regard to its conflict of laws rules.

  17.4   No failure or delay by any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof.

In WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the EFFECTIVE DATE.

Chartis International LLC. Signature ______________________ Name: Ralph Mucerino Title: Chief Operating Officer Date: Address: 175 Water Street New York, NY 10038	MMR Information Systems, Inc. Signature ______________________ Name: Robert H. Lorsch Title: Chief Executive Officer Date: Address: 2934½ Beverly Glen Circle, #702 Los Angeles, CA 90077

[SAMPLE]
ATTACHMENT A
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A-1

ATTACHMENT B
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B-1